                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  April 21, 2006

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
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(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events. On April 21, 2006, First M&F Corp. issued a press release announcing that the Board of Directors approved the issuance of a 2-for-1 stock aplit. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits. On April 21, 2006, First M&F Corporation issued a press release announcing the approval of the issuance of a 2-for-1 stock split. A copy of this press release is attached hereto as Exhibit 99.1.

                  (c)      Exhibits.

                           99.1     Press Release issued by First M&F Corporation dated April 21, 2006 headed "First M&F Corp. Announces Stock Split".

First M&F Corp. Investor Information

CONTACT:  John G. Copeland
          EVP & Chief Financial Officer
          (662) 289-8594

April 21, 2006

FOR IMMEDIATE RELEASE

First M&F Corp. Announces Stock Split

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) announced today that on April 12, 2006 the Board of Directors approved the issuance of a 2-for-1 stock split.  The split will reflect a record date of May 1, 2006.  Payment date will be May 15, 2006.

         Prior to the stock split, First M&F had 4,498,363 shares outstanding.  The 2-for-1 split will double the outstanding shares to 8,996,726.

         "We feel that a stock split will ensure that our shares are accessible to the investing public and will improve the liquidity of the shares", said Hugh S. Potts, Jr., Chairman and CEO.  "This action is an endorsement of our recent performance and our confidence in further growth prospects for the Company."

         First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the
Mid-South better by exceeding expectations everyday in 27 communities in Mississippi, Tennessee and Alabama.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 21, 2006

                                                     FIRST M&F CORPORATION

                                                     By:    /s/John G. Copeland
                                                           -------------------------------------
                                                     Name:    John G. Copeland
                                                     Title:   EVP & Chief Financial Officer